UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 12, 2004


                              110 MEDIA GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


       Delaware                          0-29462                  13-412764
------------------------        ------------------------     -------------------
(State of Incorporation)        (Commission File Number)        (IRS Employer
                                                             Identification No.)


                         95 Broadhollow Road, Suite 101
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of Principal Executive Offices)


                                 (631) 385-0007
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.24d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.23e-4(c))

Item 5.02  Departure of Directors or Principal Officers

By letter addressed to the registrant dated September 12, 2004, Alan M. Cohen, the registrant's Chief Financial Officer, resigned his position effective immediately. Mr. Cohen cited personal reasons of a medical nature as his reason for resigning.

Item 8.01  Other Events

On September 16, 2004 the Company entered into a Consulting Agreement with Cioffi Business Management Services. The Consulting Agreement is for an initial term of three (3) months. The Company has agreed to compensate the consultant $15,000 as well as issue the Consultant 20,000 shares of its common stock for the initial three (3) month term.

During the term of the Consulting Agreement, the principal shareholder of the consultant, Mr. Darren Cioffi, will act as the Company's interim Chief Financial Officer.

Mr. Cioffi, established Cioffi Business Management Services in 2001. Cioffi Business Management Services is a management consulting firm engaged in offering consulting and management services to established as well as startup companies. From 2000 to 2001 Mr. Cioffi was Chief Operating Officer of Thinkersgroup.com, where he was responsible for the development and implementation of the organizational structure as well as day-to-day operations. From 1998 to 2000 Mr. Cioffi was Vice President of Consulting Services for Total Business Solutions, where he specialized in the implementation and sales of Customer Relationship Management and Back office Accounting Solutions through one on one and group collaboration with Total Business Solutions clients. From 1995 - 1998, he served as Controller and Vice President of Sales for Comptech Resources. While at
Comptech, he helped the company earn the distinction as the first Platinum reseller of GoldMine software on Long Island. He also developed Long Island's first GoldMine authorized training center. Mr. Cioffi has consulted and implemented Great Plains, RealWorld and Solomon Accounting Software systems for a variety of businesses. In October 1998, following Paratech Resources, Inc.'s acquisition of Comptech, Mr. Cioffi was named General Manager of Consulting Services. He also spent two years in public accounting for the firm of Pannell Kerr Forster and served as Assistant Controller for the Seafield Center from 1991-1995. Mr. Cioffi earned a BS in Accounting from Long Island University. He is also a member of the National Society of Accountants and is accredited by the Accreditation Council for Accounting & Taxation, Inc. Currently, Mr. Cioffi serves as the Chief Financial Officer of Bevsystems International, Inc., an oxygenated water company, based in Tampa, FL. and special advisor to the president of SunRayz Products Inc. also based in Tampa, FL.

Item 9.01  Financial Statements and Exhibits

(c) Exhibits.

99.1       Letter of resignation dated September 12, 2004 from Alan M. Cohen.

99.2 Consulting Agreement dated September 16, 2004 between the Company and Cioffi Business Management Services.


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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     110 MEDIA GROUP, INC.



                                                     By: /s/ Raymond Barton
                                                         -----------------------
                                                         Raymond Barton, CEO

Date: September 17, 2004



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